STEWARD FUNDS, INC.

on behalf of its series

Steward Covered Call Income Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

Steward Values-Focused Large Cap Enhanced Index Fund

Steward Values-Focused Small-Mid Cap Enhanced Index Fund

(the “Funds”)

Supplement dated April 10, 2024 to the Currently Effective Prospectus and Statement of Additional Information dated

August 28, 2023

This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated August 28, 2023.

A.

At a meeting held on March 20, 2024, and upon the recommendation of Crossmark Global Investments, Inc., the Funds’ investment adviser (the “Adviser”), the Board of Directors of Steward Funds, Inc. approved the closure and liquidation of the following share classes of the Funds (the “Liquidating Share Classes”), as set forth in the chart below. In advance of the liquidation, the Liquidating Share Classes will be closed to purchases and exchanges by new investors or existing shareholders (except for reinvestment of dividends in additional shares) effective at the close of business on April 10, 2024. Each Liquidating Share Class will be liquidated on or about April 26, 2024 (the “Liquidation Date”).

Fund	Class C	Class R6
Steward Covered Call Income Fund	-	X
Steward International Enhanced Index Fund	X	-
Steward Select Bond Fund	X	X
Steward Values-Focused Large Cap Enhanced Index Fund	X	-
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	X	-

Prior to the Liquidation Date, shareholders of a Liquidating Share Class may redeem their shares at any time as described in the Funds’ Prospectus (without the deduction of a contingent deferred sales charge (“CDSC”) on redemptions of Class C shares held for twelve months or less). Certain shareholders of a Liquidating Share Class may also be eligible to exchange their shares for another share class of the same Steward Fund or shares of the same share class of another Steward Fund (please see the Funds’ Prospectus for details). Shareholders who continue to hold shares of a Liquidating Share Class on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC.

The redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders holding shares of a Liquidating Share Class in a taxable account, meaning that if the amount you receive upon redemption of the Liquidating Share Class is greater than your tax basis in the Liquidating Share Class shares, you will realize a capital gain (or, if the amount you receive is less than your tax basis, a capital loss). Similarly, the exchange of shares of a Liquidating Share Class in a taxable account for shares of the same share class of another Steward Fund involves a sale of shares, with possible tax consequences. However, the exchange of shares of a Liquidating Share Class for shares of another share class of the same Steward Fund generally will not be taxable for federal income tax purposes and no capital gain or loss will generally be reported on such exchanges. Please consult your personal tax advisor about the potential tax consequences.

For shareholders that hold Liquidating Share Class shares in a tax-advantaged account (e.g., an individual retirement account, 403(b), 401(k) or other defined contribution or defined benefit plan), the redemption or exchange of shares generally will not result in a taxable event, but it is important that you consult your plan provider and/or your personal tax advisor if you have any questions.

Shareholders that hold Liquidating Share Class shares through a financial intermediary should contact their financial intermediary if they have questions.

Please retain this Supplement for future reference.